Filed Pursuant to Rule 497(a)

Registration No. 333-274797

Rule 482ad

Goldman Sachs BDC, Inc. (“GSBD” or the “Company”), rated Baa3 (Stable) by Moody’s / BBB- (Stable) by Fitch*, has asked BofA Securities, SMBC Nikko, and Truist Securities to arrange a series of fixed income investor calls on Tuesday, March 5th, 2024. An electronic presentation will be made available for the duration of the calls. An offering of SEC-registered senior unsecured notes may follow, subject to market conditions.

BofA Securities is coordinating logistics.

Company Participants:

Alex Chi- Co-Chief Executive Officer and Co-President

Tucker Greene- Chief Operating Officer

Stanley Matuszewski- Chief Financial Officer and Treasurer

Schedule for Tuesday, March 5th, 2024:

10:00AM-10:50AM EST; Pre-Registration Link:

https://www.netroadshow.com/events/login?show=9d294f74&confId=61979

11:00AM-11:50AM EST; Pre-Registration Link:

https://www.netroadshow.com/events/login?show=605ae2ce&confId=61980

1:00PM-1:50PM EST; Pre-Registration Link:

https://www.netroadshow.com/events/login?show=88c99466&confId=61981

*

A rating is not a recommendation to purchase, hold or sell securities, and such rating does not address market price or suitability for a particular investor and may be subject to suspension, reduction or withdrawal at any time. There can be no assurance that any ratings assigned will not be lowered or withdrawn by one or more rating agencies.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If the Company were to conduct an offering of securities in the future, it will be made under the Company’s registration statement filed with the Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus. A copy of the prospectus and the applicable prospectus supplement relating to such transaction will be able to be obtained from the Securities and Exchange Commission’s website at www.sec.gov or by contacting the Company at (212) 902-1000. You are advised to obtain a copy of the prospectus and related prospectus supplement and to carefully review the information contained or incorporated by reference therein before making any investment decision.

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